Exhibit 10.17

FIFTH AMENDMENT

TO NOTE PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Fifth Amendment”) is entered into as of November 20, 2007 by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Company”), PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”), PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”), INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation (“Integres”), KEY TRANSPORTATION SERVICES, INC ., a Texas corporation (“Integres Sub”; Company, Holdings, Panther Sub, Integres and Integres Sub are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”), YORK STREET MEZZANINE PARTNERS L.P., YORK STREET MEZZANINE PARTNERS II, L .P., CUNA MUTUAL LIFE INSURANCE COMPANY, MEMBERS LIFE INSURANCE COMPANY, CUNA MUTUAL INSURANCE SOCIETY, CUMIS INSURANCE SOCIETY, INC. and the other lenders from time to time party to the Note Purchase Agreement (collectively, the “Lenders” and individually each a “Lender”).

W I T N E S S E T H:

WHEREAS, Company and the Lenders have entered into that certain Note Purchase Agreement dated as of January 11, 2006 (as the same has been and hereafter may be amended, modified, restated or otherwise supplemented from time to time, the “Note Purchase Agreement”);

WHEREAS, Company will terminate its relationship with John Sliter pursuant to that certain Separation Agreement dated as of the date hereof between Borrower and John Sliter;

WHEREAS, Company has requested that Agent and the Lenders agree to amend the Note Purchase Agreement in certain respects as set forth herein; and

WHEREAS, the Lenders are willing to make such amendments subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.

2. Amendments. Subject to the conditions set forth below, and in reliance upon the representations and warranties of the Loan Parties set forth in the Note Purchase Agreement and in this Fifth Amendment, the Note Purchase Agreement is hereby amended as follows:

(a) Annex A – Defined Terms. Annex A to the Note Purchase Agreement is hereby amended by substituting the following definition of the term set forth below in lieu of the current version of such definition contained in Annex A to the Note Purchase Agreement:

““Employment Agreement” means that certain Employment Agreement dated as of June 10, 2005 by and between the Borrower and Daniel K. Sokolowski, as amended, restated, supplemented or otherwise modified to the extent permitted hereunder.”

(b) Exhibit 4.2(b) – Compliance Certificate. Exhibit B to Exhibit 4.2(b) to the Note Purchase Agreement is hereby amended by inserting the following language as an add-back to the EBITDA calculation.

“Severance payments and other non-recurring expenses related to the termination of John Sliter, not to exceed $578,000 in the aggregate, incurred in the calendar quarter ending December 31, 2007 to the extent deducted in calculating net income (or loss) for such period”

3. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the following conditions precedent:

(a) the execution and delivery of this Fifth Amendment by each of the Loan Parties, and the Majority Purchasers; and

(b) receipt by the Lenders of evidence in form and substance reasonably satisfactory to the Majority Purchasers of the corresponding amendments to the Senior Credit Agreement.

4. Representations and Warranties. Each Loan Party, jointly and severally, hereby represents and warrants to the Lenders as follows:

(a) Such Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Such Loan Party has the power and authority to execute, deliver and perform its obligations under this Fifth Amendment, and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing;

(c) the execution, delivery and performance by such Loan Party of this Fifth Amendment, and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action;

(d) this Fifth Amendment, and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; and

(e) no Default or Event of Default exists.

5. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Note Purchase Agreement or any of the other Senior Subordinated Debt Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Senior Subordinated Debt Documents. The Note Purchase Agreement and the other Senior Subordinated Debt Documents remain unmodified and in full force and effect.

6. References. Any reference to the Note Purchase Agreement contained in any document, instrument or agreement executed in connection with the Note Purchase Agreement, including, without limitation, any Senior Subordinated Debt Document, shall be deemed to be a reference to the Note Purchase Agreement as modified by this Fifth Amendment.

7. Counterparts. This Fifth Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be executed by one or more of the parties to this Fifth Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

8. Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of Company and each other Loan Party and their successors and assigns and the Lenders and their successors and assigns.

9. Further Assurances. Each Loan Party hereby agrees from time to time, as and when requested by the Lenders, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as or Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Fifth Amendment.

10. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

11. Severability. Wherever possible, each provision of this Fifth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Fifth Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Fifth Amendment.

12. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Senior Subordinated Debt Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Senior Subordinated Debt Document as security for or otherwise guaranteed the Obligations under or with respect to the Senior Subordinated Debt Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the Loan Parties hereby consents to this Fifth Amendment and acknowledges that each of the Senior Subordinated Debt Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as specifically provided hereunder, the execution of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, constitute a waiver of any provision of any of the Senior Subordinated Debt Documents or serve to effect a novation of the Obligations.

– Remainder of Page Intentionally Blank; Signature Page Follows –

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the date set forth above.

COMPANY:		HOLDINGS:

PANTHER II TRANSPORTATION, INC ., an Ohio corporation		PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	/s/ Roy Showman	By :	/s/ Roy Showman
Name:	Roy Showman	Name:	Roy Showman
Title:	CFO	Title:	CFO

PANTHER SUB:		INTEGRES:

PANTHER II, INC ., an Ohio corporation f/k/a Sokolowski, Inc.		INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation

By:	/s/ Roy Showman	By:	/s/ Roy Showman
Name:	Roy Showman	Name:	Roy Showman
Title:	CFO	Title:	CFO

INTEGRES SUB:

KEY TRANSPORTATION SERVICES, INC., a Texas corporation

By :	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT]

LENDERS:

YORK STREET MEZZANINE PARTNERS, L.P.

By :	York Street Capital Partners, L.L.C., its general partner

By:	/s/ Christopher A. Layden
Name:	Christopher A. Layden
Title :	MD

YORK STREET MEZZANINE PARTNERS II L.P.

By:	York Street Capital Partners II, L.L.C., its general partner

By:	/s/ Christopher A. Layden
Name:	Christopher A. Layden
Title:	MD

[SIGNATURE PAGE TO AMENDMENT]

CUNA MUTUAL INSURANCE SOCIETY

By:	/s/ James E. McDonald
Name:	James E. McDonald
Title:	Director, Private Placements

CUMIS INSURANCE SOCIETY, INC.

By:	/s/ James E. McDonald
Name:	James E. McDonald
Title:	Director, Private Placements

MEMBERS LIFE INSURANCE COMPANY

By:	/s/ James E. McDonald
Name:	James E. McDonald
Title:	Director, Private Placements

CUNA MUTUAL LIFE INSURANCE COMPANY

By:	/s/ James E. McDonald
Name:	James E. McDonald
Title:	Director, Private Placements

[SIGNATURE PAGE TO AMENDMENT]